UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

July 29, 2009

____________________________

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	224 Tianmushan Road, Zhongrong Chengshi Huayuan 5-1-602, Zhangzhou, P.R. China 310007	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.01 Change in Control of Registrant.

On July 29, 2009, in connection with the settlement of litigation brought on November 6, 2008, by various shareholders of the Company against the Company and Peter Wang, the Chief Executive Officer of the Company, and vFinance Investment, Inc., Ruihua International Limited (“Ruihua”), acquired 17,741,304 shares of Common Stock of the Company.  These shares represent 62.98% of the issued and outstanding shares of the Company.  Ruihua does not have any agreements with the Company in respect of the shares, including voting agreements, lock up agreements, and registration rights agreements or any special rights to have representation on the board of directors, other than through its right to vote its shares and make nominations in accordance with the by-laws of the Company.

Ruihua is a Hong Kong company, with an address at 11/F, Front Block, Hang Lok Building, 130 Wing Lok St. Sheung Wan, Hong Kong.  The signing officer is Yangyong Hu.  The funds used to acquire the shares were working capital of Ruihua.  The shares were acquired from
The Pinnacle Fund, L.P., Pinnacle China Fund. L.P., Atlas Capital Master Fund, L.P., Atlas Capital (Q.P.), L.P., Westpark Capital, L.P., Sandor Capital Master Fund L.P., Vision Opportunity Master Fund, Ltd., Heller Family Foundation, Jayhawk Private Equity Co-Invest Fund, L.P., Jayhawk Private Equity Fund, L.P., and BTG Investments LLC.

The Company was not a shell company at the time of purchase in the settlement transaction.

Item 8.01  Other Events.

On November 6, 2008, nine of the investors in the private placement conducted by the Company in March – April 2007 filed a law suit in federal court in New York against the Company, Usunco Automotive Ltd., Mr. Wang and vFinance Investment, Inc.  The case name is The Pinnacle Fund, L.P., Pinnacle China Fund. L.P., Atlas Capital Master Fund, L.P., Atlas Capital (Q.P.), L.P., Westpark Capital, L.P., Sandor Capital Master Fund L.P., Vision Opportunity Master Fund, Ltd., Heller Family Foundation, Jayhawk Private Equity Co-Invest Fund, L.P., and Jayhawk Private Equity Fund, L.P., Plaintiffs v. Equicap Inc., Usunco Automotive Ltd., vFinance Investment, Inc., and Peter Wang, Defendants, United States District Court, Southern District of New York, 08CIV 9008.  On July 29, 2009, the action was settled by the purchase of the shares of the plaintiffs by Ruihua International Limited, and the mutual release of all the parties as to all the other parties.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
None.

(b)	Pro forma financial information.
None.

(c)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc. (Registrant)

Date: August 3, 2009	By:	/s/ David Ming He
David Ming He, Chief Financial Officer